Vanguard Market Neutral Fund

Supplement Dated August 1, 2019, to the Prospectus Dated
April 26, 2019

The minimum investment amount required to open and maintain a Fund account for
Investor Shares will be reduced from $250,000 to $50,000. The account minimum change is expected to become effective on or about November 4, 2019.

The Fund's investment objective, strategies, and policies will remain unchanged.

Prospectus Text Changes

The following replaces similar text under the heading “Purchase and Sale of Fund
Shares” in the Fund Summary section:

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by
telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Investor Shares is $50,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries and institutional clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-
sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

The following replaces similar text under the heading “Account Minimums for
Investor Shares” in the Investing With Vanguard section:

To open and maintain an account. $50,000. Financial intermediaries and institutional clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Investor Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility.

To add to an existing account. Generally $1.

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Vanguard Marketing Corporation, Distributor.	PS 634 082019